SCUDDER                                                                   [logo]


Scudder Global Bond Fund

Supplement to Prospectus
Dated March 1, 1998

The following text replaces the section entitled "Shareholder benefits -- A team approach to investing" on page 19.

M. Isabel Saltzman, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations on November 24, 1998. Ms. Saltzman, who joined the Adviser in 1990 as a portfolio manager, has been involved in credit analysis, corporate finance, and foreign finance and investing since 1979. Portfolio Manager Adam M. Greshin, who specializes in global and international fixed-income investments, joined the Fund's team in 1995. Mr. Greshin joined the Adviser in 1986 as an international bond analyst.


December 28, 1998